PROVIDENT

Provident Financial Holdings, Inc.

Fourth Quarter of Fiscal 2013

June 30, 2013

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements." These statements relate to the Company's financial condition, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets and may lead to increased losses and non-performing assets and may result in our allowance for loan losses not being adequate to cover actual losses and require us to materially increase our reserve; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; secondary market conditions for loans and our ability to sell loans in the secondary market; results of examinations of the Company by the Board of Governors of the Federal Reserve System and our bank subsidiary by the Office of the Comptroller of the Currency or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, or impose additional requirements and restrictions on us, any of which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules, including changes related to Basel III; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the implementing regulations; our ability to attract and retain deposits; increases in premiums for deposit insurance; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; our ability to pay dividends on our common stock; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2012.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$15.88
52-Week Range:	$10.92 - $19.69
Shares Outstanding:	10,386,399 shares
Market Capitalization:	$164.9 million
P/E (ttm):	6.67x
EPS (ttm):	$2.38
Annual Dividend & Yield:	$0.28 (1.76%)
As of June 30, 2013	

Franchise Overview

Northern California:
Pleasanton
Fairfield, Pleasanton, Roseville, San Rafael and Stockton.



San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Orange
Riverside
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- Expanding customer base and market
- Strong mortgage operations, 2 wholesale and 18 retail mortgage offices
- Largest independent community bank headquartered in Riverside County, California (15 full-service offices)
- Seventh largest deposit market share in the Riverside-San Bernardino RMA; second largest of community banks

Provident Bank

Full-Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Plaza
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- City of Industry
- Escondido
- Fairfield
- Glendora
- Hermosa Beach
- Pleasanton
- Rancho Cucamonga, Haven Avenue
- Rancho Cucamonga, Commerce Center Drive
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Market Street
- Riverside, Riverside Avenue
- Roseville
- Santa Barbara
- San Diego
- San Rafael
- Stockton
- Westlake Village

Financial Performance

Highlights

- Net Income increases by 22%
- Net Charge-Offs decline by 93%
- Non-Interest Income increases by 10%
- Strong Return on Assets
- Strong Return on Equity

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$9.0
$9.5
$8.9
$8.8
$8.1
$7.6
03/12
06/12
09/12
12/12
03/13
06/13
(Quarter Ended)

Non-Interest Income



(In Millions)
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$1.2
$10.1
$1.3
$14.7
$1.6
$20.6
$2.1
$17.9
$1.6
$13.8
$1.4
$16.2
03/12
06/12
09/12
12/12
03/13
06/13
(Quarter Ended)
Gain on Sale of Loans
Other Fees

Operating Expenses



(In Millions)
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$14.6
$16.0
$17.3
$16.8
$15.7
$17.5
03/12
06/12
09/12
12/12
03/13
06/13
(Quarter Ended)

Financial Performance

Pre-Provision, Pre-Tax Earnings



(In Millions)
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$5.7
$9.4
$13.8
$12.0
$7.7
$7.7
03/12
06/12
09/12
12/12
03/13
06/13
(Quarter Ended)

Pre-Tax Income – Operating Segments



(In Millions)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$3.8
$6.6
$11.9
$8.8
$5.6
$6.3
$0.8
$1.3
$3.2
$2.6
$2.9
03/12
06/12
09/12
12/12
03/13
06/13
(Quarter Ended)
Community Banking
Mortgage Banking

Quarterly Net Income



(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$2.3
$4.3
$8.7
$6.9
$4.9
$5.3
03/12
06/12
09/12
12/12
03/13
06/13
(Quarter Ended)

Diluted Earnings Per Share



$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.21
$0.39
$0.80
$0.64
$0.45
$0.49
03/12
06/12
09/12
12/12
03/13
06/13
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Financial Ratios

Net Interest Margin


3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
2.91%
3.11%
2.96%
2.90%
2.76%
2.59%
03/12
06/12
09/12
12/12
03/13
06/13
(Quarter Ended)

Efficiency Ratio


80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
71.96%
62.88%
55.72%
58.21%
67.06%
69.52%
03/12
06/12
09/12
12/12
03/13
06/13
(Quarter Ended)

Return on Average Assets


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.73%
1.37%
2.78%
2.21%
1.59%
1.73%
03/12
06/12
09/12
12/12
03/13
06/13
(Quarter Ended)

Return on Average Equity


25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
6.54%
12.03%
23.76%
18.14%
12.48%
13.29%
03/12
06/12
09/12
12/12
03/13
06/13
(Quarter Ended)

Community Banking

Highlights

- Average Deposit Costs decrease by 12 basis points
- Core Deposits rise as a percentage of total deposits
- Borrowings decrease by 16% due to maturities
- Average Borrowing Costs decrease by 10 basis points
- Loan Originations and Purchases increase
- $50 million of higher cost FHLB Advances maturing in 3-months or less

Loan to Investment Mix


(In Millions)
$900
$800
$700
$600
$500
$24
$23
$22
$21
$21
$20
$825
$797
$777
$772
$754
$748
03/12
06/12
09/12
12/12
03/13
06/13
(Quarter Ended)
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



Provident Bank Loan Originations and Purchases


(In Millions)
$30
$25
$20
$15
$10
$5
$0
$11
$9
$16
$24
$16
$27
03/12
06/12
09/12
12/12
03/13
06/13
(Quarter Ended)

Community Banking

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 06/30/13	Interest Rate	Balance as of 06/30/12	Interest Rate
Single-family	$ 404,341	3.36%	$ 439,024	3.90%
Multi-family	262,316	5.26%	278,057	5.73%
Commercial real estate	92,488	6.45%	95,302	6.75%
Construction	292	6.25%	-	-
Other	-	-	755	5.38%
Commercial business	1,687	6.64%	2,580	6.69%
Consumer	437	8.63%	506	8.23%
Total loans held for investment	$ 761,561	4.40%	$ 816,224	4.87%
Undisbursed loan funds	(292)		-	
Deferred loan costs	2,063		2,095	
Allowance for loan losses	(14,935)		(21,483)	
Total loans held for investment, net	$ 748,397		$ 796,836	

Loan Composition as of 06/30/13



Other 0%
Construction 0%
Commercial business 0%
Commercial real estate 12%
Consumer 0%
Multi-family 34%
Single-family 54%
Single-family
Multi-family
Commercial real estate
Construction
Other
Commercial business
Consumer

Community Banking

Deposits and Borrowings



(In Millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$147
$127
$127
$127
$107
$106
$491
$446
$441
$426
$413
$402
$514
$515
$516
$509
$522
$521
03/12
06/12
09/12
12/12
03/13
06/13
(Quarter Ended)
Transaction Accounts
CDs
Borrowings

Deposit Composition

Category	At 06/30/2013		Rate	At 06/30/2012		Rate
Checking accounts - non interest-bearing	$	57,835	- %	$	55,688	- %
Checking accounts - interest-bearing		206,784	0.14%		204,524	0.17%
Savings accounts		229,779	0.25%		226,051	0.29%
Money market accounts		26,399	0.33%		29,382	0.42%
Time deposits		402,213	1.27%		445,766	1.39%
Total deposits	$	923,010	0.66%	$	961,411	0.76%
Brokered deposits included above	$	4,727	3.57%	$	7,058	3.41%

Deposit Composition at 06/30/2013



6%
22%
44%
25%
3%
Checking accounts - non interest-bearing
Checking accounts - interest-bearing
Savings accounts
Money market accounts
Time deposits

Borrowing Maturity Schedule

Category	At 06/30/2013		Rate	At 06/30/2012		Rate
Overnight	$	-	-	$	-	-
Three months or less		50,000	4.09%		-	-
Over three to six months		5,000	2.51%		-	-
Over six to twelve months		10,000	2.93%		20,000	3.39%
Over one to two years		-	-		65,000	3.79%
Over two to three years		-	-		-	-
Over three to four years		-	-		-	-
Over four to five years		10,101	3.04%		-	-
Over five years		31,390	3.23%		41,546	3.19%
Total borrowings	$	106,491	3.55%	$	126,546	3.53%

Asset Quality

Highlights

- Net Charge-Offs decline by 93%
- Non-Performing Assets decline by 40%
- New REOs decline by 73%, to 3 properties for the quarter
- $1.5 million Recovery from the ALLL
- Negligible 30-89 Days Delinquent balance

NPA, NPA to Total Assets and ALLL to LHI Ratios



$50,000
$40,000
$30,000
$20,000
$10,000
$0
(In Thousands)
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
(Percentage)

	03/12	06/12	09/12	12/12	03/13	06/13
Non-Performing Assets	$38,228	$39,977	$34,083	$26,800	$22,422	$23,978
NPA to Total Assets	2.97%	3.17%	2.68%	2.15%	1.84%	1.96%
ALLL to LHI	2.86%	2.63%	2.52%	2.34%	2.18%	1.96%

Provision (Recovery) for Loan Losses



(In Thousands)
$2,500
$2,000
$1,500
$1,000
$500
$-
$(500)
$(1,000)
$(1,500)
$(2,000)
$1,622
$2,061
$533
$23
$(517)
$ (1,538)
03/12
06/12
09/12
12/12
03/13
06/13
(Quarter Ended)

Non-Performing Asset Composition 06/30/13



10%
1%
0%
0%
19%
16%
54%
Single-family
Multi-family
Commercial real estate
Construction
Other
Commercial business
Real estate owned

Asset Quality

Allowance for Loan Losses (ALLL)



$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
(In Thousands)
03/12
06/12
09/12
12/12
03/13
06/13
ALLL
$24,260
$21,483
$20,118
$18,530
$16,826
$14,935

ALLL Allocation as of 06/30/13



0%
1%
0%
0%
7%
32%
60%
Single-family
Multi-family
Commercial real estate
Construction
Other
Commercial business
Consumer

Delinquent and Non-Performing Loans

(Dollars In Thousands)	At June 30, 2013				At June 30, 2012			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-family	2	$ 362	50	$15,573	2	$ 613	87	$ 34,566
Multi-family	-	-	7	5,077	-	-	4	1,806
Commercial real estate	-	-	8	4,572	-	-	6	3,820
Other	-	-	-	-	-	-	1	522
Commercial business loans	-	-	5	189	-	-	6	246
Consumer Loans	2	1	-	-	5	3	-	-
Total	4	$ 363	70	$25,411	7	$ 616	104	$ 40,960

Asset Quality

Geographic Location

Category	Inland Empire		Southern California (1)		Other California		Other States		Total	
	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$119,858	29%	$221,306	55%	$59,624	15%	$3,553	1%	$404,341	100%
Multi-Family	46,245	18%	158,058	60%	54,564	21%	3,449	1%	262,316	100%
Commercial Real Estate	49,660	54%	40,104	43%	2,724	3%	-	0%	92,488	100%
Total	$215,763	28%	$419,468	56%	$116,912	15%	$7,002	1%	$759,145	100%

(1) Other than Inland Empire.

Geographic Location 06/30/13



1%
15%
28%
56%
Inland Empire
Southern California (1)
Other California
Other States

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2004 & Prior	2005	2006	2007	2008	2009	2010	2011-2012	YTD 2013	TOTAL
Loan Balance (In Thousands)	$79,526	$118,025	$103,421	$58,567	$27,466	$1,379	$449	$8,527	$4,825	$402,186
Weighted Avg. LTV (1)	66%	68%	70%	72%	76%	62%	85%	59%	51%	69%
Weighted Avg. Age (in Years)	9.96	7.92	6.97	6.01	5.25	3.92	2.89	1.11	0.21	7.36
Weighted Avg. FICO (2)	721	729	741	732	743	732	744	747	763	733
Number of Loans	360	323	240	120	81	5	3	34	23	1,159
Geographic Breakdown (%)										
Inland Empire	33%	29%	29%	30%	27%	77%	51%	25%	12%	29%
Southern California (Other than Inland Empire)	62%	66%	53%	38%	39%	23%	49%	37%	57%	55%
Other California	5%	5%	16%	31%	34%	0%	0%	38%	31%	15%
Other States	0%	0%	2%	1%	0%	0%	0%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2004 & Prior	2005	2006	2007	2008	2009	2010	2011-2012	YTD 2013	TOTAL
Loan Balance (In Thousands)	$40,687	$33,878	$43,329	$34,904	$7,796	-	$755	$67,923	$33,074	$262,316
Weighted Avg. LTV (1)	44%	50%	52%	56%	47%	-	67%	58%	57%	53%
Weighted Avg. Debt Coverage Ratio (2)	1.55x	1.24x	1.29x	1.25x	1.41x	-	1.28x	1.61x	1.71x	1.46x
Weighted Avg. Age (in Years)	9.56	8.01	7.02	5.89	5.20	-	3.15	1.29	0.19	4.96
Weighted Avg. FICO (2)	715	711	681	695	753	-	675	737	766	728
Number of Loans	69	55	55	52	10	-	3	73	41	358
Geographic Breakdown (%)										
Inland Empire	22%	7%	14%	8%	18%	-	0%	25%	23%	18%
Southern California (Other Inland Empire)	74%	65%	36%	84%	82%	-	42%	54%	53%	60%
Other California	3%	27%	44%	8%	0%	-	58%	21%	24%	21%
Other States	1%	1%	6%	0%	0%	-	0%	0%	0%	1%
	100%	100%	100%	100%	100%	-	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2004 & Prior	2005	2006	2007	2008	2009	2010	2011-2012	YTD 2013	TOTAL (3)(4)
Loan Balance (In Thousands)	$10,070	$12,234	$13,262	$13,776	$3,903	$3,816	$379	$21,802	$8,844	$92,488
Weighted Avg. LTV (1)	43%	46%	57%	53%	35%	59%	59%	53%	46%	51%
Weighted Avg. Debt Coverage Ratio (2)	2.17x	1.97x	2.43x	2.17x	1.83x	1.23x	1.28x	1.84x	2.22x	2.00x
Weighted Avg. Age (in Years)	10.72	7.92	6.87	6.04	5.21	3.96	3.10	0.83	0.31	4.93
Weighted Avg. FICO (2)	720	688	720	721	758	722	705	791	754	729
Number of Loans	24	16	13	14	8	3	2	22	9	111
Geographic Breakdown (%)										
Inland Empire	37%	73%	23%	44%	10%	100%	52%	67%	48%	54%
Southern California (Other than Inland Empire)	63%	27%	77%	43%	90%	0%	48%	33%	41%	43%
Other California	0%	0%	0%	13%	0%	0%	0%	0%	11%	3%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Comprised of the following: $21.7 million in Retail; $20.6 million in Office; $13.3 million in Mixed Use; $7.7 million in Medical/Dental Office; $5.3 million in Mobile Home Park; $5.1 million in Light Industrial/Manufacturing; $4.9 million in Warehouse; $3.7 million in Mini-Storage; $2.8 million in Research and Development; $1.8 million in Automotive – Non Gasoline; $1.8 million in Hotel and Motel; $1.8 million in Restaurant/Fast Food; $1.5 million in Schools; and $474 in Other.

(4) Consisting of $65.3 million or 70.6% in investment properties and $27.2 million or 29.4% in owner occupied properties.

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

Highlights

- Loans Originated for Sale increase by 14%
- Gain on Sale of Loans increases by 10%
- Loan Sale Margin decreases by 6 basis points
- Locked Pipeline fueled by historically low mortgage rates

PBM Loan Originations


(In Millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$583
$736
$860
$1,009
$790
$837
$1
$1
$3
$2
$3
$3
03/12
06/12
09/12
12/12
03/13
06/13
(Quarter Ended)
Saleable
Portfolio

PBM Locked Pipeline


$0
0%

	03/12	06/12	09/12	12/12	03/13	06/13
Gross Locked Pipeline	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Net Locked Pipeline (1)	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Payout Ratio	33%	34%	36%	29%	25%	24%

(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Loan Purchase vs. Refinance


100%
80%
60%
40%
20%
0%
Refinance (%)
Purchase (%)

	03/12	06/12	09/12	12/12	03/13	06/13
Refinance	56%	50%	62%	68%	68%	57%
Purchase	44%	50%	38%	32%	32%	43%

(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

Gain on Sale of Loans


(In Thousands)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$10,138
$14,706
$20,595
$17,878
$13,835
$16,185
03/12
06/12
09/12
12/12
03/13
06/13
(Quarter Ended)

Loan Sale Margin


2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.65%
1.72%
1.90%
1.93%
2.19%
2.26%
1.92%
2.06%
1.78%
1.78%
1.84%
1.82%
03/12
06/12
09/12
12/12
03/13
06/13
(Quarter Ended)
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Recourse Provision


(In Thousands)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
-$200
-$400
$811
$241
$618
$1,285
$27
($191)
03/12
06/12
09/12
12/12
03/13
06/13
(Quarter Ended)

Recourse Reserve


(In Thousands)
$8,000
$6,000
$4,000
$2,000
$0
$5,911
$6,183
$6,474
$7,776
$2,302
$2,111
03/12
06/12
09/12
12/12
03/13
06/13
(Quarter Ended)

Capital Management

Highlights

- Strong Capital Ratios
- Increasing Cash Dividend
- Repurchased 122,731 shares of common stock

Stockholders' Equity


(In Millions)
$170
$160
$150
$140
$130
$120
$110
$100
$142
$145
$151
$156
$157
$160
03/12
06/12
09/12
12/12
03/13
06/13
(Quarter Ended)

Bank Capital Ratios


25.00%
22.50%
20.00%
17.50%
15.00%
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%

	03/12	06/12	09/12	12/12	03/13	06/13
Tier 1 Leverage Ratio	10.68%	11.26%	11.47%	12.26%	12.55%	13.12%
Tier 1 Risk-Based Capital Ratio	17.04%	17.53%	17.46%	18.79%	20.76%	21.36%
Total Risk-Based Capital Ratio	18.31%	18.79%	18.72%	20.05%	22.02%	22.64%

(Quarter Ended)

Value Proposition

Stock Price to Tangible Book Value Multiple


2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	Sep 2011	Dec 2011	Mar 2012	Jun 2012	Sep 2012	Dec 2012	Mar 2013	Jun 2013
Price/TBV	0.70x	0.73x	0.84x	0.86x	1.01x	1.19x	1.13x	1.03x